GAMCO WESTWOOD FUNDS

                           GAMCO WESTWOOD EQUITY FUND
                          GAMCO WESTWOOD BALANCED FUND
                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                           GAMCO WESTWOOD INCOME FUND
                      GAMCO WESTWOOD INTERMEDIATE BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                January 21, 2009


     The GAMCO Westwood Funds (the "Trust") currently consists of six separate investment portfolios referred to as GAMCO Westwood Equity Fund (the "Equity Fund"), GAMCO Westwood Balanced Fund (the "Balanced Fund"), GAMCO Westwood SmallCap Equity Fund (the "SmallCap Equity Fund"), GAMCO Westwood Mighty Mites Fund(SM) (the "Mighty Mites Fund"), GAMCO Westwood Income Fund (the "Income Fund"), and GAMCO Westwood Intermediate Bond Fund (the "Intermediate Bond Fund") (individually, each a "Fund," and collectively, the "Funds").


     This Statement of Additional Information ("SAI"), which is not a prospectus, provides information about each of the Funds. The SAI should be read in conjunction with the Funds' current Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class AAA Shares each dated January 21, 2009. This SAI is incorporated by reference in its entirety into each Prospectus. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number, or website printed below. Portions of the Funds' annual report to shareholders is incorporated by reference into this SAI.


                              One Corporate Center
                            Rye, New York 10580-1422
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                                TABLE OF CONTENTS


                                                                            Page
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GENERAL INFORMATION AND HISTORY ........................................     [2]
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES ..........................     [2]
PORTFOLIO HOLDINGS INFORMATION .........................................    [17]
MANAGEMENT OF THE FUNDS ................................................    [19]
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS .............................    [26]
INVESTMENT ADVISORY AND OTHER SERVICES .................................    [33]
PORTFOLIO TRANSACTIONS AND BROKERAGE ...................................    [35]
DISTRIBUTION PLANS .....................................................    [47]
PURCHASE AND REDEMPTION OF SHARES ......................................    [50]
DETERMINATION OF NET ASSET VALUE .......................................    [51]
SHAREHOLDER SERVICES ...................................................    [52]
TAXES ..................................................................    [52]
INFORMATION ABOUT THE FUNDS ............................................    [56]
FINANCIAL STATEMENTS ...................................................    [57]
APPENDIX ...............................................................   [A-1]

                         GENERAL INFORMATION AND HISTORY

The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on June 12, 1986. On May 1, 2007, the Trust's Board of Trustees (collectively, the "Board" and individually, each a "Trustee") approved a change in the name of the Trust from "The Westwood Funds" to "GAMCO Westwood Funds" and the names of each of the individual funds as follows: GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, GAMCO Westwood SmallCap Equity Fund, GAMCO Westwood Mighty Mites Fund, GAMCO Westwood Income Fund, and GAMCO Westwood Intermediate Bond Fund, effective on July 1, 2007. The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the "1940 Act").

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectuses discuss the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which each Fund may invest, additional strategies that each Fund may utilize, and certain risks associated with such investments and strategies.

The Funds, except for the Mighty Mites Fund, will not (i) engage in the short-selling of securities or, (ii) engage in arbitrage. In addition, as a fundamental policy, the Funds will not issue senior securities (collateral arrangements with regard to initial and variation margin on futures and options transactions shall not be considered the issuance of a senior security), except as permitted by Investment Restriction No. 7 set forth under "Investment Restrictions" below.

CONVERTIBLE SECURITIES (ALL FUNDS). A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed stream of income (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.


As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

REPURCHASE AGREEMENTS (ALL FUNDS). Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Funds' custodian will have custody of securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the Securities and Exchange Commission ("SEC") to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


BORROWING (ALL FUNDS). Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) may pledge, hypothecate, mortgage, or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options.

BANK OBLIGATIONS (ALL FUNDS). Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

CERTIFICATES OF DEPOSIT (ALL FUNDS). Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Funds may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.

OTHER MUTUAL FUNDS (ALL FUNDS). Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act, or any exemptive order issued thereunder, and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory, and administrative fees.

CORPORATE DEBT SECURITIES (ALL FUNDS). A Fund's investments in corporate debt may include U.S. dollar or foreign currency-denominated corporate bonds, debentures, notes, and other similar corporate debt instruments of domestic and foreign issuers, which meet the minimum ratings and maturity criteria established for each Fund under the direction of the Board and Teton Advisors, Inc. (the "Adviser") and Sub-Adviser or, if unrated, are in the Adviser's opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Equity Fund and SmallCap Equity Fund may invest, in normal circumstances, up to 20%, and Mighty Mites Fund, up to 35%, of their respective total assets in U.S. dollar- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by Standard & Poor's Ratings Services ("S&P"), a division of McGraw Hill Corporation, Inc. or "Baa" by Moody's Investors Service, Inc. ("Moody's") (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it is believed they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). The Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated below investment grade or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information). The Equity Fund will not invest in below investment grade securities which are rated below "C" by S&P or Moody's.

Debt securities rated "BBB" by S&P or "Baa" by Moody's are considered medium grade obligations. Securities rated "Baa" by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated "BBB" by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the "Appendix" in this SAI for more details on the ratings of Moody's and S&P.

LOWER RATED SECURITIES (ALL FUNDS). Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighted by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser's and Sub-Adviser's judgment, analysis, and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser and Sub-Adviser will normally take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer's management, and regulatory matters. The Adviser and Sub-Adviser will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis, and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default, or bankruptcy of the issuers of any such obligation.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund's net assets.

A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.


WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL FUNDS). New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund's net assets would be so committed.

Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based on the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank.

FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate debt securities, certificates of deposit, and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies, and instrumentalities, international agencies and supranational entities, and the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, and Income Fund may invest up to 25% of their respective total assets directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit of a security of a foreign issuer with a bank, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. The Intermediate Bond Fund does not expect to invest more than 25% of its assets in securities of foreign issuers.

Thus, investment in shares of the Funds should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary, and fiscal policies, possible foreign withholding taxes, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks than those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or charge withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls. In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

ZERO COUPON AND PAYMENT IN KIND SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND). A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.


REAL ESTATE INVESTMENT TRUST SECURITIES ("REITS") (ALL FUNDS). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Fund's investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate and real estate loans; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT's investments are concentrated geographically, by property type, or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and generally derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and generally derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

DERIVATIVES (ALL FUNDS). The Funds may invest in derivative securities as described below; however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund's net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Adviser's ability to predict correctly movements in one or more underlying instruments, indices, stocks, the market generally, or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund's successful use of derivatives if and when utilized.

CALL AND PUT OPTIONS ON SPECIFIC SECURITIES (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP EQUITY FUND, THE MIGHTY MITES FUND, AND THE INCOME FUND). These Funds may invest up to 5% of their assets, represented by the premium paid, in the purchase of call and put options on specific securities. A Fund may write covered call and put options on securities to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of a call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as a Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

An options position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. As a result, and because of current trading conditions, the Funds expect to purchase only call or put options issued by the Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

While it may choose to do otherwise, a Fund generally purchases or writes only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts, or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

A covered call option written by a Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by a Fund is covered when, among other things, cash, cash equivalents, or U.S. government securities or other liquid debt securities are placed in a segregated account to fulfill the obligation undertaken.

A Fund treats options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, as not readily marketable and, therefore, subject to the limitations under "Certain Fundamental Policies" below.

STOCK INDEX OPTIONS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP EQUITY FUND, THE MIGHTY MITES FUND, AND THE INCOME FUND). These Funds may purchase and write put and call options on stock indices listed on national securities exchanges in order to realize their investment objectives or for the purpose of hedging their portfolio. Should a Fund seek to engage in transactions concerning put and call options on stock indices, options would be purchased or written with respect to not more than 25% of the value of the Fund's net assets. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund engages in stock index option transactions only when determined by the Adviser to be consistent with the Fund's investment objectives. There can be no assurance that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian, cash or other liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or the Fund will otherwise cover the transaction. Although a Fund intends to purchase or write only those stock index options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain stock index options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to stock index options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying securities used as cover during the period it is obligated under an option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

FUTURES TRANSACTIONS - IN GENERAL (ALL FUNDS). The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indices, as described below.

A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

In connection with its futures transactions, a Fund will establish and maintain at its custodian bank or qualified futures commission merchant a segregated account consisting of cash or other liquid securities in an amount generally equal to the market value of the underlying commodity less any amount deposited as margin. The segregation of such assets will not have the effect of limiting a Fund's ability to otherwise invest those assets.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Fund's existing position in the contract.

Although a Fund will intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

In addition, due to the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as accurately anticipated when the hedge is established.

INTEREST RATE FUTURES CONTRACTS (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND). The Funds may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA Certificates, and three-month U.S. Treasury Bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value ("NAV") from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher yielding short-term securities or waiting for the long-term market to stabilize.

STOCK INDEX FUTURES CONTRACTS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP EQUITY FUND, THE MIGHTY MITES FUND AND THE INCOME FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. While incidental to its securities activities, a Fund may use stock index futures as a substitute for a comparable market position in the underlying securities.

There can be no assurance of a Fund's successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than the margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

Successful use of stock index futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES (ALL FUNDS). The Funds may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

The Funds may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, a Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

If a Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, a Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund's portfolio. If the option is exercised, a Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, a Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

The holder or writer of an option on futures contracts may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS). The Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds' custodian will place cash or other liquid high grade debt securities into a segregated account of a Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

The Funds generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time.

While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

MORTGAGE-RELATED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" below.


OTHER ASSET-BACKED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND). Other asset-backed securities ("ABS") (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS (SM)"). CARS (SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS (SM) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS (SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For ABS, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model, or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in ABS.


SHORT SALES AGAINST THE BOX (THE MIGHTY MITES FUND). The Mighty Mites Fund may sell securities "short against the box." While a short sale is the sale of a security that the Mighty Mites Fund does not own, it is "against the box" if at all times when the short position is open the Mighty Mites Fund owns an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.

The Mighty Mites Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Mighty Mites Fund or security convertible into, or exchangeable for, the security, or when the Mighty Mites Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for U.S. federal income tax purposes. The Mighty Mites Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Mighty Mites Fund, because the Mighty Mites Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). To a limited extent, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 102% and 105%, respectively, of the current market value of domestic and international securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33-1/3% of a Fund's total assets. From time to time, a Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever a Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time;
(4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Trust's Trustees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Trust's Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

ILLIQUID SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

The Funds have adopted fundamental policies with respect to investments in illiquid securities (see Investment Restrictions Nos. 10 and 11 below). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may invest up to 10% (except for the SmallCap Equity Fund, Mighty Mites Fund, and Income Fund which may invest up to 15%) of its net assets in illiquid securities, including certain restricted securities issued under
Section 4(2) of the Securities Act. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will generally be treated as illiquid and subject to each Fund's investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in a Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets (except for the SmallCap Equity Fund, Mighty Mites Fund, and Income Fund, which may invest up to 15%).

OTHER INVESTMENT CONSIDERATIONS. Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or Westwood Management Corp. ("Westwood" or the "Sub-Adviser"). However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS. The Funds have adopted the following restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of each Fund's outstanding voting shares. The term "majority," as defined by the 1940 Act when referring to the approvals to be obtained from shareholders in connection with changing fundamental policies of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund (or class). Each Fund, except as otherwise indicated, may not:

     1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets. For purposes of this restriction, these limitations do not apply with respect to securities issued by the U.S. government, its agencies, or instrumentalities.

     2. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets.

     3. Each Fund, other than the Mighty Mites Fund, may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of a Fund's investments in all such companies to exceed 5% of the value of its total assets.

     4. Purchase or retain the securities of any issuer if the officers or Trustees of the Funds or the officers or Directors of the Adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

     5. Purchase, hold, or deal in commodities or commodity contracts, but the Funds may engage in transactions involving futures contracts and related options, including the futures and related options transactions as described in this SAI.

     6. Purchase, hold, or deal in real estate, or oil and gas interests, but the Funds may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

     7. Borrow money or pledge, mortgage, or hypothecate its assets, except as described in this SAI and in connection with entering into futures contracts, but the deposit of assets in escrow in connection with the writing of covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margins for futures contracts will not be deemed to be pledges of a Fund's assets.

     8. Lend any funds or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, or the purchase of bankers' acceptances and commercial paper of corporations. However, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Trustees.

     9. Act as an underwriter of securities of other issuers.

     10. The Equity Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, including certain securities which are subject to legal or contractual restrictions on resale, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. This restriction applies to those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable.

     11. Each Fund, other than the Equity Fund, may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 10% (15% for the SmallCap Equity, Mighty Mites and Income Funds) of the value of a Fund's net assets would be so invested. Included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act which have been determined to be liquid pursuant to procedures established by the Board based upon the trading markets for the securities.

     12. Enter into time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 10% of a Fund's total assets.

     13. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     14. Purchase securities on margin, but the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Funds may make margin payments in connection with transactions in options and futures.

     15. Purchase or sell put and call options, or combinations thereof, except as set forth in this SAI.

     16. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when a Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements in respect of the foregoing. This 25% limitation does not apply to the Income Fund's investments in companies engaged in real estate.

     17. The Equity Fund shall not purchase warrants in excess of 2% of net assets. (For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Equity Fund in units or attached to securities shall not be included within this 2% restriction.) The Balanced Fund shall not invest more than 5% of its net assets in warrants, no more than 2% of which may be invested in warrants which are not listed on the New York or American Stock Exchanges.

     18. Issue senior securities.

     Except for the Funds' limitations on investing in illiquid securities, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and Sub-Adviser and their affiliates will often have access to information concerning the portfolio holdings of the Funds. The Trust, the Adviser, and Sub-Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds' portfolio holdings as well as portfolio trading activity of the Adviser and Sub-Adviser with respect to the Funds (collectively, "Portfolio Holdings Information"). In addition, the Trust, the Adviser, and the Sub-Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Trust's website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Adviser's/Sub-Adviser's legal department or outside counsel, as described below. The Adviser or the Sub-Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Adviser's or Sub-Adviser's interests and the Funds' interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered "interested persons", as defined in the 1940 Act (the "Independent Trustees"). These policies further provide that no officer of the Trust or employee of the Adviser or Sub-Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the parent company of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Trust;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser or Sub-Adviser;

     (3) To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser or Sub-Adviser. The Funds' current service providers that may receive such information are the administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser or Sub-Adviser;

     (5) To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, investment sub-adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser or Sub-Adviser and is further subject to prior approval of the Chief Compliance Officer of the Trust and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser or Sub-Adviser.


As of the date of this SAI, the Funds make information about their portfolio securities available to their administrator, sub-administrator, custodian and proxy voting service on a daily basis, with no time lag, to their typesetter on a quarterly basis with a ten day time lag, to their financial printers on a quarterly basis with a forty-five day time lag, and to their independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds' sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds' proxy voting service is ADP Investor Communication Services. Bowne/GCom2 Solutions provides typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser or Sub-Adviser.


Other than these arrangements with the Funds' service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds' portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Trust that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Trust, nor the Adviser or Sub-Adviser, nor any of the Adviser's or Sub-Adviser's affiliates, will accept on behalf of itself, its affiliates, or the Funds, any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Trust's Chief Compliance Officer.

                             MANAGEMENT OF THE FUNDS

Under Massachusetts law, the Trust's Board is responsible for establishing the Funds' policies and for overseeing management of the Funds. The Board also elects the Trust's officers who conduct the daily business of the Funds. Information pertaining to the Trustees and executive officers of the Funds is set forth below.


                            TERM OF      NUMBER OF FUNDS
  NAME, POSITION(S)       OFFICE AND     IN FUND COMPLEX
      ADDRESS(1)           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
       AND AGE          TIME SERVED(2)       TRUSTEE                 DURING PAST FIVE YEARS               HELD BY TRUSTEE(3)
  -----------------     --------------   ---------------   -----------------------------------------   ------------------------
INDEPENDENT TRUSTEES:

ANTHONY J. COLAVITA       Since 1994            37         Partner in the law firm of Anthony J.               --
Trustee                                                    Colavita, P.C.
Age: 73

JAMES P. CONN             Since 1994            18         Former Managing Director and Chief
Trustee                                                    Investment Officer of Financial Security
Age: 71                                                    Assurance Holdings Ltd.(1992-1998).

WERNER J. ROEDER          Since 1994            22         Medical Director of Lawrence Hospital and           --
Trustee                                                    practicing private physician.
Age: 68

SALVATORE J. ZIZZA        Since 2004            28         Chairman of Zizza & Company, Ltd.           Director of Hollis-Eden
Trustee                                                    (consulting)                                Pharmaceuticals
Age: 63                                                                                                (biotechnology) and Earl
                                                                                                       Scheib, Inc. (automotive
                                                                                                       services)

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Amended By-Laws and Amended and Restated Declaration of Trust.

(3) This column includes only directorships of companies required to report to the SEC under the 1934 Act, (I.E. public companies) or other investment companies registered under the 1940 Act.

                               TERM OF
  NAME, POSITION(S)          OFFICE AND
      ADDRESS(1)              LENGTH OF
       AND AGE             TIME SERVED(2)        Principal Occupation(S) DURING PAST FIVE YEARS
  -----------------        --------------   ----------------------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT              Since 1994     Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988
President and Secretary                     and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Age: 57                                     complex; Director and President of Teton Advisors, Inc. since 1998.

AGNES MULLADY                Since 2006     Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered
Treasurer                                   investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S.
Age: 50                                     Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from
                                            2004 through 2005; and Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004.

PETER D. GOLDSTEIN           Since 2004     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance
Chief Compliance Officer                    Officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Age: 55                                     complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004.

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

STANDING BOARD COMMITTEES

The Board has established three standing committees in connection with its governance of the Trust - Audit, Nominating, and Proxy Voting.


The Trust's Audit Committee consists of four members: Messrs. Colavita (Chairman), Conn, Roeder, and Zizza, who are Independent Trustees. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 27, 2008. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Trust, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board and the Trust's independent registered public accounting firm. During the fiscal year ended September 30, 2008, the Audit Committee met three times.

The Trust's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Conn, and Roeder, who are Independent Trustees of the Trust. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the fiscal year ended September 30, 2008. The Trust does not have a standing compensation committee.

The Proxy Voting Committee consists of three members: Messrs. Colavita, Conn (Chairman), and Roeder, who are Independent Trustees of the Trust. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2008.

TRUSTEE OWNERSHIP OF TRUST SHARES


Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Gabelli/GAMCO fund complex (the "Fund Complex") beneficially owned by each Trustee as of December 31, 2008.

                                                                DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES HELD                SECURITIES HELD
  NAME OF TRUSTEE                       FUND                         IN EACH FUND                 IN FUND COMPLEX*
  ---------------       -------------------------------------   ----------------------   --------------------------------
INDEPENDENT TRUSTEES:

Anthony J. Colavita**   GAMCO Westwood Equity Fund                        [A]                           [E]
                        GAMCO Westwood Balanced Fund                      [D]
                        GAMCO Westwood SmallCap Equity Fund               [C]
                        GAMCO Westwood Mighty Mites Fund                  [D]
                        GAMCO Westwood Income Fund                        [C]
                        GAMCO Westwood Intermediate Bond Fund             [C]

James P. Conn           GAMCO Westwood Equity Fund                        [C]                           [E]
                        GAMCO Westwood Balanced Fund                      [C]
                        GAMCO Westwood SmallCap Equity Fund               [C]
                        GAMCO Westwood Mighty Mites Fund                  [E]
                        GAMCO Westwood Income Fund                        [C]
                        GAMCO Westwood Intermediate Bond Fund             [C]

Werner J. Roeder        GAMCO Westwood Equity Fund                        [E]                            [E]
                        GAMCO Westwood Balanced Fund                      [A]
                        GAMCO Westwood SmallCap Equity Fund               [D]
                        GAMCO Westwood Mighty Mites Fund                  [C]
                        GAMCO Westwood Income Fund                        [A]
                        GAMCO Westwood Intermediate Bond Fund             [A]

Salvatore J. Zizza      GAMCO Westwood Equity Fund                        [A]                            [E]
                        GAMCO Westwood Balanced Fund                      [A]
                        GAMCO Westwood SmallCap Equity Fund               [A]
                        GAMCO Westwood Mighty Mites Fund                  [A]
                        GAMCO Westwood Income Fund                        [A]
                        GAMCO Westwood Intermediate Bond Fund             [A]

----------
*    Key to Dollar Ranges- Information as of December 31, 2008

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000

** Mr. Colavita beneficially owns less than 1% of the common stock of The LGL Group, Inc., formerly Lynch Corporation, having a value of $2,601 as of December 31, 2008. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and/or affiliates, and in that event would be deemed to be under common control with the Trust's Adviser.

TRUSTEE AND OFFICER COMPENSATION

All of the Trustees were elected at a meeting of shareholders held on September 30, 1994, except Mr. Zizza, who was elected by the Board and began serving on the Board on February 24, 2004. Ordinarily, there will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the Trust's outstanding shares may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. In accordance with the 1940 Act and the Trust's Amended and Restated Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not affiliated with the Adviser, Sub-Adviser or Gabelli & Company, Inc. (the "Distributor"). Each Trustee is paid an annual fee of $3,000 and $500 for each meeting attended in person and by telephone, including Committee meetings.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)


The following table sets forth certain information regarding the compensation of the Trust's Trustees. No executive officer or person affiliated with the Trust received compensation in excess of $60,000 from the Trust for the fiscal period ended September 30, 2008.

                                                         Aggregate
                                                       Compensation
 Name of Person and   Aggregate Compensation From   From the Trust and
      Position                 the Funds               Fund Complex*
-------------------   ---------------------------   ------------------
Anthony J. Colavita
   Trustee                        $6,063               $251,034(37)
James P. Conn
   Trustee                        $6,500               $122,590(18)
Werner J. Roeder
   Trustee                        $6,167               $109,500(22)
Salvatore J. Zizza
    Trustee                       $6,613               $187,326(28)

----------
* Represents the total compensation paid to such persons for the calendar year ended December 31, 2008. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Trust because they have common or affiliated investment advisers.


CODE OF ETHICS

The Trust, its Adviser, its Sub-Adviser and Distributor have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES

THE ADVISER

The Trust, on behalf of the SmallCap Equity Fund, Mighty Mites Fund, and Income Fund, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by the Funds are to be voted in the best interests of each Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect a board of directors, to classify a board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services, and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third-party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third-party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Funds' Adviser and/or the Distributor on the other hand, the conflict will be brought to the Board's Proxy Voting Committee to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflicts itself, may ask the Independent Trustees of the relevant Funds to vote the proxies, which would potentially include the Board's Proxy Voting Committee, to vote the proxies, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

THE SUB-ADVISER

The Trust, on behalf of the Equity Fund, Balanced Fund and Intermediate Bond Fund, has delegated the voting of portfolio securities to Westwood Management Corp. in its capacity as the Funds' Sub-Adviser. The Sub-Adviser has adopted a Proxy Voting Policy for the voting of proxies on behalf of client accounts for which the Sub-Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

Normally, the Sub-Adviser exercises proxy voting discretion on particular types of proposals in accordance with its Proxy Guidelines set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select an independent registered public accounting firm, to issue blank check preferred stock, to call for cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for mergers, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit or increase executive and director pay and to opt in or out of state takeover statutes.

A Proxy Voting Committee will be notified of all proxy proposals for which the Sub-Adviser has voting discretion and will receive recommendations on how to vote from Glass Lewis as well as any other material to assist in the proxy voting process. Once materials are received, the proxy proposals will be voted according to the Proxy Guidelines, unless any member of the Proxy Voting Committee believes the Proxy Guidelines are not appropriate with respect to a particular proposal. In such a case, a meeting of the Proxy Voting Committee will be called to discuss the proposal and to cast a vote. Each proposal submitted to the Proxy Voting Committee for a vote will be determined by the vote of a majority of the members present at the meeting. The Proxy Voting Committee will notify the appropriate officer of the Trust of its decisions and the proxies will be voted accordingly.


The Trust filed Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30, 2008. This filing for the Trust is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of December 31, 2008, the following persons were known to own of record 5% or more of the outstanding voting securities of any class of any Fund.

As of December 31, 2008, as a group, the Officers and Trustees of each Fund owned less than 1% of each of the Funds.

NAME AND ADDRESS OF HOLDER OF RECORD          PERCENTAGE OF CLASS   NATURE OF OWNERSHIP
------------------------------------          -------------------   -------------------
EQUITY FUND

CLASS AAA

Charles Schwab & Co., Inc.                           35.57%*               Record
Special Custody Account
FBO Ben of Custs
Attn:  Mutual Funds
San Francisco, CA  94104-4151

CLASS A

Southwest Securities Inc.                             6.84%                Record
FBO Kenneth R. Reiser
& Caroline P. Reiser
Dallas, TX  75250-9002

Raymond James & Assoc Inc.                           98.60%*               Record
FBO Kristine Wertz IRA
Pontiac, IL 61764-2117

CLASS C

Raymond James & Assoc Inc.                            7.54%                Record
FBO J. Todd Plesko IRA
Troy, IL 62294-1235

MS & Co. FBO                                          6.89%                Record
Georgie B. Webb
Chesapeake, VA 23320-9415

UBS Financial Services Inc. FBO                       7.27%                Record
Monique Franzese
Valhalla, NY 10595-1807

MS & Co. FBO                                          5.09%                Record
Bailey T. Parker, Jr.
Virginia Beach, VA 23471-8911

William T. Rauh & Pamela A. Rauh                      5.11%                Record
Princeton, MA 01541-0176

J. Gerald Bateman                                    10.37%                Record
c/o D.S. Sloan Atty.
Holland & Knight LLP
Boston, MA 02116-3813

CLASS I

BISYS Retirement Services FBO                        30.12%                Record
Gabelli Funds 401(k)_Profit Sharing
Denver, CO 80202-3531

BISYS Retirement Services FBO                        68.78%%               Record
Central Utah Telephone, Inc. Profit Sharing
Denver, CO 80202-3531

BALANCED FUND

CLASS AAA

Merrill Lynch Pierce Fenner & Smith                   5.75%                Record
For the Sole Benefit of its Customers
Attn: Service Team
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.                            40.93%                Record
Special Custody Acct. FBO
Ben. Of Custs.
Attn: Mutual Funds
San Francisco, CA 94104-4151

Ameritrade Inc.                                       7.80%                Record
For the Exclusive Benefit
Of its Customers
Omaha, NE 68103-2226

CLASS A

Southwest Securities Inc. FBO                         5.60%                Record
Kenneth R. Reiser & Caroline P. Reiser
Dallas, TX 75250-9002

UBS Financial Services Inc. FBO                       5.28%                Record
Clifford I. Anderson REV TR
Clifford I. Anderson & Nancy Anderson TTEES
Edina, MN 55436-1021

First Clearing, LLC                                   5.12%                Record
James E. Wegley IRA
Minneapolis, MN 55422-3417

CLASS B

National Financial Services LLC                      14.97%                Record
FBO Abraham K. Munabi
Wynnewood, PA 19096-1658

LPL Financial Services Inc.                           5.80%                Record
FBO its Customers
San Diego, CA 92121-1968

LPL Financial Services Inc.                           5.31%                Record
FBO its Customers
San Diego, CA 92121-1968

MS & CO FBO                                          20.94%                Record
Thelma M. Rummell Living Trust
Bethesda, MD 20816

Hilliard Lyons FBO                                   24.19%                Record
Claire M. Toner
Ventnor, NJ 08406-2101

Madeline Gavin                                        6.93%                Record
Cherry Hill, NJ

Hilliard Lyons FBO                                    9.14%                Record
Lorraine A. Levitsky
Philadelphia, PA 19130-3601

CLASS I

BISYS Retirement Services FBO                        11.30%                Record
Gabelli Funds 401(k) Profit Sharing
Denver, CO 80202-3531

BISYS Retirement Services FBO                        21.83%                Record
Central Utah Telephone, Inc. Profit Sharing
Denver, CO 80202-3531

MG Trust Company As Agent For                        66.54%                Record
Frontier Trust Co. as Trustee
Western New Mexico Telephone Co., Inc.
Fargo, ND 58106-0699

SMALLCAP EQUITY FUND

CLASS AAA

Nicola F. Galluccio                                   9.69%                Record
Greenwich, CT 06830-4756

State Street Bank & Trust Co                         14.26%                Record
FBO Nicola F. Galluccio
Greenwich, CT 06830-4756

Charles Schwab & Co. Inc.                             7.13%                Record
Special Custody Acct. FBO
Its Customers
Attn: Mutual Funds
San Francisco, CA 94104-4151

CLASS A

UBS Financial Services Inc. FBO                       8.48%                Record
Dr. Nayel J. Sayegh
Weehawken, NJ 07086-8154

UBS Financial Services Inc. FBO                      58.09%                Record
Sana Sayegh
Scarsdale, NY 10583-1914

NFS LLC FBO                                           6.52%                Record
Dorothea A. Casale
Rye, NY 10580-3258

CLASS B

AG Edwards & Sons C/F                                97.75%                Record
Jeffrey P. Cheek
Allen, TX 75013-4631

CLASS C

RBC Capital Markets Corp. FBO                        13.35%                Record
Bertie Gilbert
Delray Beach, FL 33446-5640

RBC Capital Markets Corp. FBO                         5.13%                Record
Michael Becker
Flushing, NY 11366-1407

RBC Capital Markets Corp. FBO                         8.31%                Record
Michael Becker
Flushing, NY 11366-1407

Katherine Mayer                                      40.98%                Record
Memphis, TN 38117-3629

CLASS I

BISYS Retirement Services FBO
Gabelli Funds 401(k) Profit Sharing                  99.48%                Record
Denver, CO 80202-3531

MIGHTY MITES FUND

CLASS AAA

Charles Schwab & Co. Inc.                            31.90%                Record
Reinvest Account
Attn: Mutual Funds
San Francisco, CA 94104-4151

Ameritrade Inc. FEBO                                  7.72%                Record
Customers
Omaha, NE 68103-2226

CLASS B

FBW                                                   7.26%                Record
FBO Rochelle Schneider
Silver Spring, MD 20904-6315

Ferris, Baker Watts, Inc.                             8.96%                Record
Michael Heyman
North Potomac, MD 20878-2320

Gregory H. Haber                                      8.74%                Record
Brooklyn, NY 11218-5430

Ferris, Baker Watts, Inc.                             6.95%                Record
Miles J. Haber
Chevy Chase, MD 20815-3237

FBW C/F Van Son Catherine E                           8.23%                Record
Catherine E. Van Son IRA
Hughesville, CA 20637-2891

Ferris, Baker Watts, Inc.                            11.75%                Record
Alexander V. Hadeed
UTMA/MD
Gaithersberg, MD 20879-3252

Ferris, Baker Watts, Inc.                            10.29%                Record
Dustin P. Hadeed UTMA-MD
Gaithersberg, MD 20879-3252

CLASS C

Citigroup Global Markets Inc.                        17.07%                Record
Owings Mills, MD 21117-3256


Merrill Lynch Pierce Fenner & Smith                  11.93%                Record
For the Sole Benefit of its Customers
Jacksonville, FL 32246-6484

CLASS I

BISYS Retirement Services FBO                         9.38%                Record
Gabelli Funds 401(k) Profit Sharing
Denver, CO 80202-3531

Citigroup Global Markets, Inc.                       66.24%                Record
New York, NY 10001-2402


MG Trust Company As Agent for                        22.56%                Record
Frontier Trust Co. As Trustee
Western New Mexico Telephone Co., Inc.
Fargo, ND 58106-0699

INCOME FUND

CLASS AAA

Charles Schwab & Co. Inc.                            30.43%                Record
For the Benefit of its Customers
Attn: Mutual Funds
San Francisco, CA 94104-4151

CLASS A

First Clearing, Inc.                                 60.62%                Record
Frances A. Scheer
Netcong, NJ

First Clearing, Inc.                                 37.54%                Record
Kathleen P. Manning
Silver Springs, MD 20910-1319

CLASS B

Gabelli Asset Management Inc.                       100.00%                Beneficial
Attn: Chief Financial Officer
Rye, NY 10580-1436

CLASS C

First Clearing, LLC                                  11.36%                Record
Eileen Bloom
Narberth, PA 19072-1139

First Clearing, LLC                                  12.25%                Record

Ana Maria Volz
Pompano Beach, FL 33069-5618

LPL Financial Services                                8.77%                Record
San Diego, CA 92121-1968

First Clearing, LLC                                  10.24%                Record
Denise J. Goddin, Bene IRA
Cynthia Chovanec (DECD)
Glenville, NY 12302

First Clearing, LLC                                  10.24%                Record
Kimberly A. Story Bene IRA
Cynthia Chovanec (DECD)
Scotia, NY 12302-3022

CLASS I

BISYS Retirement Services FBO                        53.88%                Record
Gabelli Funds 401(k) Profit Sharing
Denver, CO 80202-3531

BISYS Retirement Services FBO                        45.29%                Record
J.B.N. Telephone Company 401(k) Plan
Denver, CO 80202-3531

INTERMEDIATE BOND FUND

CLASS AAA

Wachovia Bank NA Cust                                19.84%                Record
FBO National 4-H Council
Chevy Chase, MD 20815-4934

Charles Schwab & Co. Inc                              8.00%                Record
FBO Ben of Custs.
San Francisco, CA 94104-4151

TCTCO                                                26.37%                Record
FBO Westwood Trust
Dallas, TX

CLASS A

Raymond James & Assoc. Inc                           13.32%                Record
FBO Edward Hewitt & Rheba Hewitt TTEE
Calimesa, CA 92320-1703

RBC Capital Markets Corp. FBO                        22.71%                Record
Virginia Leaver
Yarmouth Port, MA 02675-1115

RBC Capital Markets Corp. FBO                        19.60%                Record
Karl H. Erickson
Darla J. Erickson
JT Ten/WROS

Westport, MA 02790-1239

Sandra Olenik-Dawson TTEE                             5.98%                Record
Dover, DE 19901-1815

CLASS B

Pershing LLC                                         13.79%                Record
Jersey City, NJ

First Clearing, LLC                                  20.13%                Record
Barbara Krzyzkowski
Ship Bottom, NJ 08008-4413

Arnold Franklin                                       5.98%                Record
New York, NY 10025-8033

Pershing LLC                                         18.91%                Record
Jersey City, NJ 07303-2052

First Clearing, LLC                                  26.94%                Record
Ann M. Bilotta
Franklinville, NJ 08322-3223

CLASS C

RBC Capital Markets Corp. FBO                         7.77%                Record
Kathleen S. Killingsworth TTEE
Richmond, VA 23236-4621

Raymond James & Assoc. Inc                            7.16%                Record
FBO Bethlin E. Proft
East Dorset, VT 05253-9637

Raymond James & Assoc. Inc FBO                       18.34%                Record
The Marion & Norman Tanzman
Charitable Foundation
Woodbridge, NJ 07095-5908

Raymond James & Assoc. Inc.                           5.55%                Record
FBO Eric Smiler & Florence Smiler
Roslyn, NY 11576-2139

CLASS I

BISYS Retirement Services FBO                        34.70%                Record
Gabelli Funds 401(k) Profit Sharing

BISYS Retirement Services FBO                        62.14%                Record
Central Utah Telephone, Inc. Profit Sharing
Denver, CO 80202-3531

Beneficial ownership of shares representing 25% or more of the outstanding shares of a Fund may be deemed to have control, as that term is defined in the 1940 Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISER


Teton Advisors, Inc. serves as the Funds' investment adviser and administrator. The Adviser is a Delaware corporation and was formerly known as Gabelli Advisers, Inc., a company organized in 1994. The Adviser is a registered investment adviser and a subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE. As of September 30, 2008, Westwood Holdings Group, Inc. ("WHG") owned 19.27% of the Adviser. The business address of Teton Advisors, Inc. is One Corporate Center, Rye, New York 10580. The Adviser has several affiliates that provide investment advisory services: Gabelli Funds, LLC, an affiliate of the Adviser ("Gabelli Funds"), serves as investment adviser to 16 open-end investment companies and 10 closed-end investment companies and had assets under management in excess of $13.9 billion as of September 30, 2008. GAMCO Asset Management Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments and as sub-adviser to certain third party investment funds, which include registered management investment companies, and had assets under management of approximately $10.9 billion as of September 30, 2008; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $340 million as of September 30, 2008; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $19 million as of September 30, 2008. Each of the foregoing companies is a subsidiary of GBL. Westwood Management Corp. serves as Sub-Adviser to the Funds, with the exception of the SmallCap Equity Fund, Mighty Mites Fund, and Income Fund, for which the Adviser is responsible for the management of such Funds' portfolios.


The Adviser currently serves as the investment adviser to all the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). Pursuant to the Advisory Agreements, the Adviser furnishes a continuous investment program for the Funds' portfolios, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds' investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.


The Sub-Adviser is a wholly-owned subsidiary of WHG, an institutional asset management company that was formed to hold all of the outstanding stock of the Sub-Adviser. WHG is listed on the NYSE and is owned by a diversified group of shareholders, including employees of the company that collectively own approximately 32% of the company's common stock. As of September 30, 2008, GBL, an affiliate of the Adviser, owned 15.3% of WHG. As of September 30, 2008, the Sub-Adviser had approximately $7.6 billion in separate accounts, including those for endowments, corporations, and institutions.


The Sub-Adviser manages each applicable Fund's portfolio of investments in accordance with the stated policies of each applicable Fund, subject to the oversight of the Board. The Sub-Adviser is responsible for investment decisions, and provides each applicable Fund with Investment Officers who are authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.

On May 1, 2007, the Trust informed the Sub-Adviser that the Trust had elected to terminate the Sub-Advisory Agreement with respect to the Income Fund and the SmallCap Equity Fund dated February 25, 1997, among the Trust, the Adviser, and the Sub-Adviser (the "Sub-Advisory Agreement") effective July 1, 2007. The Adviser remained as the investment adviser to the Income Fund and the SmallCap Equity Fund.

Beginning July 1, 2007, the Adviser assumed all of the duties and responsibilities with respect to these Funds that had been delegated to the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Sub-Adviser continues to serve as sub-adviser to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund.

Each Advisory and Sub-Advisory Agreement is subject to annual approval by (i) the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined pursuant to the 1940 Act) of the applicable Funds, the Adviser or Sub-Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement and Sub-Advisory Agreement is terminable without penalty, on 60 days' notice, by the applicable Funds' Board or by vote of the holders of a majority of each applicable Fund's shares, or by the Adviser, upon not less than 60 days' notice with respect to the Advisory Agreement for each applicable Fund. Each Advisory Agreement and Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The fees paid to the Adviser are allocated between the classes of shares based upon the amount of assets in each such class.

As compensation for its advisory and administrative services under the Advisory Agreement, the Adviser is paid a monthly fee based on the average daily NAV of each Fund, at the following annual rates:

                         ANNUAL ADVISORY FEE
                         (AS A PERCENTAGE OF
                            AVERAGE DAILY
         FUND                NET ASSETS)
         ----            -------------------
Equity Fund                     1.00%
Balanced Fund                   0.75%
SmallCap Equity Fund            1.00%
Mighty Mites Fund               1.00%
Income Fund                     1.00%
Intermediate Bond Fund          0.60%


Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Equity Fund, Balanced Fund and Intermediate Bond Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for the Funds or (ii) 35% of the net revenues to the Adviser from the Funds. With respect to the SmallCap Equity, Income, and Intermediate Bond Funds, the Board of Trustees has approved the amended and restated contractual advisory fee waiver and expense deferral agreement under which the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds' expenses to the extent necessary to maintain the Funds' total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses and extraordinary expenses) at the levels set forth in the fee tables of the current prospectuses until at least January 31, 2010. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the agreement prior to the expiration of its then current term. In addition, the SmallCap Equity, Income and Intermediate Bond Funds, have each agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Operating Expenses would not exceed the amount of the specified expense cap on an annualized basis.

                                          ADVISORY FEES EARNED AND ADVISORY FEES WAIVED
                                         AND EXPENSES REIMBURSED BY TETON ADVISORS, INC.
                                                 FOR THE YEAR ENDED SEPTEMBER 30,

                                   2008                       2007                       2006
                         ------------------------   ------------------------   ------------------------
                                      FEES WAIVED                FEES WAIVED                FEES WAIVED
                                          AND                        AND                        AND
                                        EXPENSES                   EXPENSES                   EXPENSES
                           EARNED      REIMBURSED     EARNED      REIMBURSED     EARNED      REIMBURSED
                         ----------   -----------   ----------   -----------   ----------   -----------
Equity Fund              $1,905,623          N/A    $1,876,726         N/A     $1,827,992         N/A
Balanced Fund            $1,149,679          N/A    $1,167,818         N/A     $1,127,783         N/A
SmallCap Equity Fund     $   88,735     $ 92,150    $  100,094     $52,880     $   97,555     $30,478
Mighty Mites Fund        $  597,093          N/A    $  412,566         N/A     $  434,224     $     0
Income Fund              $  111,909     $100,688    $  144,938     $62,857     $  138,072     $50,429
Intermediate Bond Fund   $   70,078     $ 80,804    $   56,592     $50,811     $   64,375     $49,788

Out of these fees for the fiscal year ended September 30, 2008, the Adviser paid to the Sub-Adviser aggregate fees of $817,338.

The Advisory and Sub-Advisory Agreements were most recently approved by the Trustees, including a majority of the Independent Trustees who are not parties to such Agreements, on August 19, 2008. At that meeting, the Board reviewed the written and oral presentations provided by the Adviser and Sub-Adviser in connection with the Trustees' consideration of the Advisory and Sub-Advisory Agreements. A discussion regarding the basis of the Board's approval of the Advisory and Sub-Advisory Agreements is available in the Trust's annual report to shareholders for the fiscal year ended September 30, 2008.


Under the Advisory Agreements, the Adviser also (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds' Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds' registration statement, Prospectuses, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the net asset value per share of each class of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated its administrative duties to the sub-administrator as described below under "Sub-Administrator."


The cost of calculating each Fund's NAV per share is an expense payable by the Trust pursuant to each Fund's Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expenses up to $45,000. During the fiscal year ended September 30, 2008, the Equity Fund, the Balanced Fund and the Mighty Mites Fund reimbursed the Adviser $45,000, $45,000 and $45,000, respectively, each in connection with the cost of computing such Fund's NAV.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Under the Advisory Agreements, the Adviser is authorized on behalf of the Funds to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of the Financial Industry Regulatory Authority ("FINRA") and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser and Sub-Adviser do not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Funds' portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

The Adviser is responsible for overseeing Westwood's activities as Sub-Adviser for the Funds it sub-advises. Westwood assumes general supervision over placing orders on behalf of such Funds for the purchase or sale of portfolio securities and the Adviser performs this function for the SmallCap Equity Fund, Mighty Mites Fund, and Income Fund. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.


The policy of the Funds regarding purchases and sales of securities and options for their portfolios is that primary consideration is to seek best execution. In seeking to implement the Funds' policies, the Adviser or Sub-Adviser effects transactions with those brokers and dealers who the Adviser or Sub-Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser or Sub-Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser or Sub-Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser or Sub-Adviser and their advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser or Sub-Adviser and their advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Funds and one or more of such other accounts, or may not specifically benefit the Funds. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser or Sub-Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser and Sub-Adviser do consider the level of services provided and, based on such determinations, the Adviser allocated brokerage commissions of [$______] on portfolio transactions in the principal amount of [$_________] during the fiscal year ended September 30, 2008, to broker-dealers who provided research services to the Adviser or Sub-Adviser.


The following tables set forth certain information regarding each Fund's payment of brokerage commissions for the past three fiscal years:

GAMCO WESTWOOD EQUITY FUND


                                                 Year ended    Commissions
                                                September 30       Paid
                                                ------------   -----------
Total Brokerage Commissions                         2006        $240,847
                                                    2007        $192,010
                                                    2008        $193,705
Commissions paid to Gabelli & Company               2006        $      0
                                                    2007        $      0
                                                    2008        $      0
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2008               0%
% of Total Transactions involving Commissions
   paid to Gabelli & Company                        2008               0%

GAMCO WESTWOOD BALANCED FUND

                                                 Year ended    Commissions
                                                September 30       Paid
                                                ------------   -----------
Total Brokerage Commissions                         2006        $140,814
                                                    2007        $ 89,429
                                                    2008        $ 90,038
Commissions paid to Gabelli & Company               2006        $      0
                                                    2007        $      0
                                                    2008        $      0
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2008               0%
% of Total Transactions involving Commissions
   paid to Gabelli & Company                        2008               0%

GAMCO WESTWOOD SMALLCAP EQUITY FUND

                                                 Year ended    Commissions
                                                September 30       Paid
                                                ------------   -----------
Total Brokerage Commissions                         2006         $22,129
                                                    2007         $24,544
                                                    2008         $79,236
Commissions paid to Gabelli & Company               2006         $     0
                                                    2007         $     0
                                                    2008         $   338
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2008             .43%
% of Total Transactions involving Commissions
   paid to Gabelli & Company                        2008             .65%

GAMCO WESTWOOD MIGHTY MITES FUND

                                                 Year ended    Commissions
                                                September 30       Paid
                                                ------------   -----------
Total Brokerage Commissions                         2006         $28,473
                                                    2007         $38,795
                                                    2008         $43,965
Commissions paid to Gabelli & Company               2006         $17,567
                                                    2007         $22,417
                                                    2008         $20,630
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2008           46.92%
% of Total Transactions involving Commissions
   paid to Gabelli & Company                        2008           30.12%

GAMCO WESTWOOD INCOME FUND

                                                 Year ended    Commissions
                                                September 30       Paid
                                                ------------   -----------
Total Brokerage Commissions                         2006         $54,003
                                                    2007         $14,870
                                                    2008         $11,775
Commissions paid to Gabelli & Company               2006         $     0
                                                    2007         $ 6,916
                                                    2008         $10,660
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2008           90.53%
% of Total Transactions involving Commissions
   paid to Gabelli & Company                        2008           88.51%

GAMCO WESTWOOD INTERMEDIATE BOND FUND

                                                 Year ended    Commissions
                                                September 30       Paid
                                                ------------   -----------
Total Brokerage Commissions                         2006           $0
                                                    2007           $0
                                                    2008           $0
Commissions paid to Gabelli & Company               2006           $0
                                                    2007           $0
                                                    2008           $0
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2008            0%
% of Total Transactions involving Commissions
   paid to Gabelli & Company                        2008            0%

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser or Sub-Adviser but does not reduce the overall expenses of the Adviser or Sub-Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas.

The Adviser or Sub-Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Funds' procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser or Sub-Adviser is also required to furnish reports and maintain records in connection with the reviews.

The Funds' total commissions have varied over the past three years primarily related to the volume of portfolio transactions, the changes in portfolio turnover, and the changes in total net assets.

Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates for the last two fiscal years were as follows:


                            PORTFOLIO TURNOVER RATES
                        FOR THE YEAR ENDED SEPTEMBER 30,

                                        2008   2007
                                        ----   ----
GAMCO Westwood Equity Fund               71%    58%
GAMCO Westwood Balanced Fund             60%    46%
GAMCO Westwood SmallCap Equity Fund     123%    90%
GAMCO Westwood Mighty Mites Fund         18%    21%
GAMCO Westwood Income Fund               28%    64%
GAMCO Westwood Intermediate Bond Fund    32%    20%

     At the fiscal year ended September 30, 2008, certain of the Funds held securities of the Funds' regular brokers or dealers:

                                                                                 APPROXIMATE
                             NAME OF REGULAR BROKER OR DEALER                    AGGREGATE
         FUND                        OR PARENT (ISSUER)              SHARES     MARKET VALUE
         ----            ---------------------------------------   ----------   ------------
      Equity Fund                 Bank of America Corp.            $  128,800    $4,508,000
                                      Citigroup Inc.               $  186,233    $3,819,639
                          Dreyfus Treasury Cash Management Fund    $7,182,070    $7,182,070
                                   JPMorgan Chase & Co.            $   93,884    $4,384,383

     Balanced Fund                    Citigroup Inc.               $   97,733    $2,004,504
                                  Bank of America Corp.            $   67,600    $2,366,000
                          Dreyfus Treasury Cash Management Fund    $4,602,740    $4,602,740
                                   JPMorgan Chase & Co.            $   50,396    $2,353,493
                                      Citigroup Inc.               $1,125,000    $1,091,598
                                  Bank of America Corp.            $1,287,817    $1,157,109

      Income Fund                     Citigroup Inc.               $    7,000    $  143,570
                                  Bank of America Corp.            $    9,000    $  315,000
                                  HSBC Holdings plc, ADR           $    3,000    $  242,490

Intermediate Bond Fund    Dreyfus Treasury Cash Management Fund    $1,511,583    $1,511,583
                                      Citigroup Inc.               $  225,000    $  228,320
                                  Bank of America Corp.            $  300,000    $  277,706
                         Merrill Lynch & Co. Inc., MTM, Series C   $  275,000    $  225,300

PORTFOLIO MANAGERS

The information below provides summary information regarding the individuals identified in the Prospectuses as primarily responsible for day-to-day management of the Funds ("Portfolio Managers"). All asset information is as of September 30, 2008.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.


                                                                                              # of Accounts
                                                                     Total                    Managed with     Total Assets
                                                                     # of                       Advisory      with Advisory
      Name of Portfolio                                            Accounts                     Fee Based      Fee Based on
           Manager                      Type of Accounts            Managed   Total Assets   on Performance    Performance
----------------------------   ---------------------------------   --------   ------------   --------------   -------------
1. Mario J. Gabelli (1,2)      Registered Investment Companies:         23     $   13.5 B            7           $   4.3B
                               Other Pooled Investment Vehicles:        22     $   432.3M           19           $ 376.6M
                               Other Accounts:                       2,030     $    10.1B            6           $   1.3B

2. Walter K. Walsh (2)         Registered Investment Companies:          0     $       0             0
                               Other Pooled Investment Vehicles:         0     $       0             0
                               Other Accounts:                           0     $       0             0

3. Laura Linehan (2)           Registered Investment Companies:          0     $       0             0           $     0
                               Other Pooled Investment Vehicles:         0     $       0             0           $     0
                               Other Accounts:                           0     $       0             0           $     0

4. Susan M. Byrne (3,5)        Registered Investment Companies:         13     $1,871.92M*           0           $     0
                               Other Pooled Investment Vehicles:        10     $1,068.56M*           0           $     0
                               Other Accounts:                          94     $3,142.53M*           3           $648.93M

5. Mark Freeman (4,5)          Registered Investment Companies:         13     $1,905.04M*           0           $     0
                               Other Pooled Investment Vehicles:         9     $1,039.53M*           0           $     0
                               Other Accounts:                          66     $2,192.29M*           3           $648.93M

6. Nicholas F. Galluccio (6)   Registered Investment Companies:          0     $       0             0           $     0
                               Other Pooled Investment Vehicles:         0     $       0             0           $     0
                               Other Accounts:                           0     $       0             0           $     0

7. Barbara G. Marcin (1)       Registered Investment Companies:          3     $     2.4B            1           $   1.9B
                               Other Pooled Investment Vehicles:         1     $     6.0M            1           $   6.0M
                               Other Accounts:                          21     $   113.5M            1           $     0

* Represents the portion of assets for which the Portfolio Manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other Portfolio Managers and therefore may be duplicated.

(1)  Co-Portfolio Manager for the GAMCO Westwood Income Fund.

(2)  Co-Portfolio Manager for the GAMCO Westwood Mighty Mites Fund.

(3)  Portfolio Manager for the GAMCO Westwood Equity Fund.

(4)  Portfolio Manager for the GAMCO Westwood Intermediate Bond Fund.

(5)  Co-Portfolio Manager for the GAMCO Westwood Balanced Fund.

(6)  Portfolio Manager for the GAMCO Westwood SmallCap Equity Fund.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, some of the Portfolio Managers manage multiple accounts. As a result, these Portfolio Managers will not be able to devote all of their time to management of the Fund. These Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, certain of the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Funds. In these cases, if the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund or Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, the Sub-Adviser and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he/she supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser or Sub-Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of such Fund or the other accounts. Because of Mr. Gabelli's position with the Distributor and his indirect ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he/she manage. If the structure of the Adviser's, or Sub-Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser, Sub-Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, the Sub-Adviser, and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser, the Sub-Adviser, and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO J. GABELLI

The compensation of the Portfolio Managers for the Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective Portfolio Manager's compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli received incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Mighty Mites Fund and the Income Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE SUB-ADVISER

Compensation for Portfolio Managers of the Sub-Adviser is composed of three components: base salary, cash incentive compensation, and equity-based incentive compensation. Base salaries are initially set to be within the market range for similar positions. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is the performance of stock recommendations for research analysts and portfolio performance, dispersion (etc.), and other quantitative measures for portfolio managers. While this evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, the level of compensation is not determined with specific reference to the performance of any account relative to any specific benchmark. Generally, the Sub-Adviser places greater emphasis on the Portfolio Manager's shorter term performance in determining compensation rather than longer term performance. This evaluation places equal emphasis on the Portfolio Manager's performance with respect to large and small accounts.

OWNERSHIP OF SHARES IN THE FUNDS

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each member of the Portfolio Management Team:


                                                                   DOLLAR RANGE OF EQUITY
      TEAM MEMBER                       FUND                    SECURITIES HELD IN EACH FUND*
---------------------   -------------------------------------   -----------------------------
Mario J. Gabelli        GAMCO Westwood Income Fund                          [C]
                        GAMCO Westwood Mighty Mites Fund                    [G]

Walter K. Walsh         GAMCO Westwood Mighty Mites Fund                    [A]

Laura Linehan           GAMCO Westwood Mighty Mites Fund                    [B]

Susan M. Byrne          GAMCO Westwood Balanced Fund                        [A]
                        GAMCO Westwood Equity Fund                          [A]
                        GAMCO Westwood Intermediate Bond Fund               [D]

Mark Freeman            GAMCO Westwood Balanced Fund                        [A]
                        GAMCO Westwood Intermediate Bond Fund               [A]

Nicholas F. Galluccio   GAMCO Westwood SmallCap Equity Fund                 [A]

Barbara G. Marcin       GAMCO Westwood Income Fund                          [A]

----------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF SEPTEMBER 30, 2008

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   $100,001 - $500,000

F.   $500,001 - $1,000,000

G.   over $1,000,000


SUB-ADMINISTRATOR


The Adviser is an affiliate of Gabelli Funds. Gabelli Funds has entered into an agreement (the "Sub-Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. (formerly, PFPC Inc.), (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Trust's operations except those performed by the Adviser under its advisory agreement with the Funds; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of each class of the Funds, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Trust shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and each Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Trust in a manner consistent with the requirements of the 1940 Act.


For the services it provides, Gabelli Funds pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser and its affiliates as follows: up to $10 billion: 0.0275%; $10 billion to $15 billion: 0.0125%; over $15 billion: 0.01%. The Sub-Administrator's fee is paid by Gabelli Funds and will result in no additional expenses to the Funds.

COUNSEL

Paul, Hastings, Janofsky and Walker LLP, 75 East 55th Street, New York, New York 10022, passes upon certain legal matters in connection with the shares offered by the Funds and also acts as counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Trust's independent registered public accounting firm.
PricewaterhouseCoopers LLP provides audit services, tax return review and assistance, and consultation in connection with certain SEC filings.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT


The Bank of New York Mellon, One Wall Street, New York, New York 10286, is the Custodian for the Trust's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Funds' transfer agent and dividend disbursing agent for the Trust. Neither BFDS, State Street, nor The Bank of New York Mellon assists in or is responsible for investment decisions involving assets of the Trust.


DISTRIBUTOR

To implement the Funds' Rule 12b-1 Plans, the Funds have entered into an Amended and Restated Distribution Agreement with the Distributor, a New York corporation which is an indirect, majority-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor continuously solicits offers for the purchase of shares of the Funds on a best efforts basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Funds are paid by the Distributor. The Distributor may enter into selling agreements with registered broker-dealers ("Soliciting Broker-Dealers") pursuant to which the Distributor may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the Prospectus under "Classes of Shares - Sales Charge - Class A Shares."

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2008.

                                         NET UNDERWRITING   COMPENSATION ON
                                           DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
                                            COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
                                         ----------------   ---------------   -----------   ------------
GAMCO Westwood Equity Fund:                   $ 4,188            $  115             N/A          --
GAMCO Westwood Balanced Fund:                 $ 4,699            $  646             N/A          --
GAMCO Westwood SmallCap Equity Fund:          $    23            $    5         $   338          --
GAMCO Westwood Mighty Mites Fund:             $12,760            $3,212         $20,630          --
GAMCO Westwood Income Fund:                   $     1            $  423         $10,660          --
GAMCO Westwood Intermediate Bond Fund:        $     0            $1,479             N/A          --

Purchasers of Class A Shares of the Funds may pay an up-front sales charge. Of such sales charges, certain portions are retained by the Distributor. Set forth in the table below are the amounts of sales charges paid on the purchases of Class A Shares and the amounts retained by the Distributor for the past three fiscal years.

                                                            SALES CHARGES PAID
                                                                  BY FUND
                                        FISCAL YEAR ENDED     SHAREHOLDERS OF    AMOUNTS RETAINED BY
                                          SEPTEMBER 30,       CLASS A SHARES         DISTRIBUTOR
                                        -----------------   ------------------   -------------------
GAMCO Westwood Equity Fund                    2006                $15,799               $ 2,163
                                              2007                $ 5,335               $ 1,036
                                              2008                $31,445               $ 4,188

GAMCO Westwood Balanced Fund                  2006                $13,856               $ 2,419
                                              2007                $ 9,653               $ 1,600
                                              2008                $34,340               $ 4,699

GAMCO Westwood SmallCap Equity Fund           2006                $ 2,255               $   140
                                              2007                $   577               $    80
                                              2008                $   177               $    23

GAMCO Westwood Mighty Mites Fund              2006                $    14               $     5
                                              2007                $48,720               $ 7,619
                                              2008                $94,677               $12,760

GAMCO Westwood Income Fund                    2006                $     3               $     1
                                              2007                $ 2,967               $   406
                                              2008                $    11               $     1

GAMCO Westwood Intermediate Bond Fund         2006                $    35               $    15
                                              2007                $     0               $     0
                                              2008                $     0               $     0

                               DISTRIBUTION PLANS

The Funds have adopted separate distribution and service plans (each a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, Class B, and Class C Shares of each Fund. Payments may be made by the Funds under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Funds may finance without a distribution plan, the Funds may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Funds may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Funds. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds' expense ratio. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Funds' Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Trustees shall be limited to the Independent Trustees.

The Trust has entered into an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Distributor authorizing payments to the Distributor at the following annual rates, based on each Fund's average daily net assets:

                                                           RULE 12b-1
                                                       DISTRIBUTION FEES       SERVICE FEES
                                                      (AS A PERCENTAGE OF   (AS A PERCENTAGE OF
                                                         AVERAGE DAILY         AVERAGE DAILY
                                        SHARE CLASS       NET ASSETS)           NET ASSETS)
                                        -----------   -------------------   -------------------
GAMCO Westwood Equity Fund               Class AAA           0.25%                  N/A
                                          Class A            0.50%                  N/A
                                          Class B            0.75%                 0.25%
                                          Class C            0.75%                 0.25%
                                          Class I             N/A                   N/A

GAMCO Westwood Balanced Fund             Class AAA           0.25%                  N/A
                                          Class A            0.50%                  N/A
                                          Class B            0.75%                 0.25%
                                          Class C            0.75%                 0.25%
                                          Class I             N/A                   N/A

GAMCO Westwood SmallCap Equity Fund      Class AAA           0.25%                  N/A
                                          Class A            0.50%                  N/A
                                          Class B            0.75%                 0.25%
                                          Class C            0.75%                 0.25%

                                          Class I             N/A                   N/A

GAMCO Westwood Mighty Mites Fund         Class AAA           0.25%                  N/A
                                          Class A            0.50%                  N/A
                                          Class B            0.75%                 0.25%
                                          Class C            0.75%                 0.25%
                                          Class I             N/A                   N/A

GAMCO Westwood Income Fund               Class AAA           0.25%                  N/A
                                          Class A            0.50%                  N/A
                                          Class B            0.75%                 0.25%
                                          Class C            0.75%                 0.25%
                                          Class I             N/A                   N/A

GAMCO Westwood Intermediate Bond Fund    Class AAA           0.25%                  N/A
                                          Class A            0.35%                  N/A
                                          Class B            0.75%                 0.25%
                                          Class C            0.75%                 0.25%
                                          Class I             N/A                   N/A

Pursuant to the Plans, the Funds pay the Distributor 0.25% and 0.50% (0.35% for Intermediate Bond Fund) of the average daily net assets of Class AAA Shares and Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA.


                              DISTRIBUTION EXPENSES
                 INCURRED FOR THE YEAR ENDED SEPTEMBER 30, 2008

                    CLASS AAA   CLASS A   CLASS B   CLASS C
                    ---------   -------   -------   -------
Equity               $457,977   $32,212    $  195   $ 4,767
Balanced             $364,039   $27,894    $1,576   $12,189
SmallCap Equity      $ 19,356   $ 3,936    $   61   $ 2,340
Mighty Mites         $126,255   $24,938    $2,839   $34,698
Income               $ 26,742   $   341    $    5   $ 3,507
Intermediate Bond    $ 25,438   $   272    $  625   $12,307

During the fiscal year ended September 30, 2008, the Funds paid total distribution expenses under the Rule 12b-1 Plans then in effect of $1,184,509 to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended September 30, 2008, the Distributor identified expenditures of approximately $1,100 for advertising and promotion, $34,200 for printing, postage and stationery, $7,000 for overhead support expenses, $241,100 for salaries of personnel of the Distributor and $784,200 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA.


The amounts included in the previous paragraph as third-party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board on a Fund-by-Fund basis, each of the Funds also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Funds directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.

Pursuant to the Distribution Agreement, the Trust appoints the Distributor as its general distributor and exclusive agent for the sale of the Funds' shares. The Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that the continuance of such agreement shall be approved at least annually (a) by the Trust's Board, including a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding voting securities of the Trust and by a vote of the Board. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.

Shares of the Funds may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the Prospectus for Class A, Class B, Class C, and Class I Shares under the "Classes of Shares" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Funds' shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Funds the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Trustee had a direct or indirect financial interest in the operation of the Plans or any related agreements. Those interested persons who beneficially own stock in GBL or its affiliates or are employed by one of their affiliates may be deemed to have an indirect financial interest in payments received by the Distributor under the Plans or any related agreements.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASES. With respect to purchases by mail, checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire. Third party checks are not accepted.

With respect to purchases via telephone, you may purchase additional shares of the Funds through the Automated Clearinghouse ("ACH") system as long as your bank is a member bank of the ACH system and you have a completed, approved Investment Plan application on file with the Transfer Agent. The funding for your purchase will be automatically deducted from your ACH eligible account you designate on the application. Your investment will normally be credited to your GAMCO Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. Eastern Time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI.

With respect to minimum investments on purchases, no minimum initial investment is required for officers, Trustees, full-time employees of the Funds, other investment companies managed by the Sub-Adviser, the Adviser, the Administrator, the Distributor, or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse, and a sibling's children.

REDEMPTIONS. You may redeem your shares through the Distributor or the Transfer Agent. You may also redeem your shares through certain registered broker-dealers who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Plans.

Fund shares purchased by check or through the automatic investment plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. The Funds accept telephone requests for wire redemption in excess of $1,000, but subject to a $25,000 limitation. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund's NAV per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and each Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that shareholder's name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make such Fund whole.

To minimize expenses, a Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $1,000 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

The GAMCO Westwood Mighty Mites(SM) Fund generally imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within seven days or less after the purchase date. See "Redemption of Shares" in the Fund's Prospectuses.

BREAKPOINTS, VOLUME DISCOUNTS, AND SALES CHARGE WAIVERS. Please read the Funds' Prospectuses for information on breakpoints, Volume Discounts, and sales charge waivers, if any.

                        DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class B and Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each Fund's NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no such bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on their respective exchanges, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Trust's Board. Further information on fair valuation is provided in the Funds' Prospectuses under "Pricing of Fund Shares."

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which a Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on such Fund's NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                              SHAREHOLDER SERVICES

CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Funds make available to corporations a 401(k) Salary Reduction Plan. In addition, the Funds make available Individual Retirement Accounts ("IRAs,") including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." The Funds also make available Education Savings Plans. Education Savings Plans permit eligible individuals to contribute up to $2,000 per year per beneficiary under 18 years old. Distributions from an Education Savings Plan are generally excluded from income when used for qualified higher education expenses. The Funds also make available the Roth IRA. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, distributions are generally excluded from income provided they occur at least five years after the creation of the IRA and are either after the individual reaches age 59-1/2, because of death or disability, or for first time home buyers' expenses. Plan support services are also available. For details contact the Distributor by calling toll free 1-800-GABELLI (1-800-422-3554). The Funds have the right to terminate any of these plans at any time giving proper notice to existing accounts.

Investors who wish to purchase Fund shares in conjunction with an IRA, including a SEP-IRA, Roth IRA, or education IRA may request from the Distributor forms for adoption of such plans. The Funds can also be used as vehicles for existing pension and profit-sharing plans.

A fee may be charged by the entity acting as custodian for 401(k) Plans or IRAs, payment of which could require the liquidation of shares.

SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY WHICH ACTS AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Distributor-sponsored IRAs, SEP-IRAs and Roth or Education Savings Plans with only one participant is normally $250, with no minimum on subsequent purchases.

The investor should read the Prototype Retirement Plan and the relevant form of custodial agreement for further details as to eligibility, service fees, and tax implications, and should consult a tax advisor.

                                      TAXES


The following is a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders that may not be described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for thorough tax planning.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY


Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, a

Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain other requirements (including diversification of assets and source of income) discussed below. By meeting these requirements, a Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, designated by a Fund as capital gain dividends) distributed to shareholders.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of that Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which that Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar trades or businesses, or in the securities of qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from qualified publicly traded partnerships.


If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

Amounts, other than tax exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Funds must distribute during the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of their capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in such prior years.

FUND DISTRIBUTIONS

Each Fund's policy is to declare dividends annually, except for the Balanced and Income Funds, which declare dividends quarterly, and the Intermediate Bond Fund, which declares dividends daily and pays them monthly. Each Fund distributes all or substantially all (and in no event less than 90%) of its investment company taxable income each year. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Dividends of investment company taxable income paid by the Fund will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in a Fund for at least 45 days during the 90-day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount.

For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (I.E., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI, determined without regard to this item and the AMT net operating loss deduction) includable in AMTI.

Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Certain of the options, futures contracts, and forward foreign currency exchange contracts in which certain of the Funds may invest are so-called "section 1256 contracts." With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. A Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by a Fund reduce the NAV of the Fund's shares, and if a distribution reduces the NAV below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an economic or investment standpoint, it may constitute a partial return of capital.

The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an "excess distribution") received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to the PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by a Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Funds do not expect that they will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the back-up withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the U.S. federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of back-up withholding. Back-up withholding is not an additional tax and may be credited to a taxpayer's overall U.S. federal tax liability if the appropriate documentation is provided.

SALE OR REDEMPTION OF SHARES


Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are currently subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months (25% in the case of certain capital gains distributions from REITs subject to depreciation recapture; zero if the taxpayer is, and would be after accounting for such gains, subject to the 10% or 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately). An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to Fund assets.


Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and a class of shares of a Fund is acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

FOREIGN SHAREHOLDERS

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.

STATE AND LOCAL TAX CONSIDERATIONS

The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business.

Distributions may be subject to state and local income taxes. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. federal income tax laws.

                           INFORMATION ABOUT THE FUNDS

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board has authorized the issuance of seven series representing seven portfolios of the Trust (I.E., the Funds and the inactive Westwood Cash Management Fund). The Board may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for U.S. federal income tax purposes.

Except as noted below, each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Each Fund is comprised of five classes of shares of beneficial interest - "Class AAA" Shares, "Class A" Shares, "Class B" Shares, "Class C" Shares, and "Class I" Shares.

All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. For example, shareholders of each Fund will vote separately by series on matters involving investment advisory contracts and shareholders of each Class will vote separately by class for matters involving the Rule 12b-1 Distribution Plan. As used in the Prospectuses and in this SAI, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (E.G., election of Trustees and ratification of independent accountants), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority," as defined by the Act when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or class (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund, or approving the Plans and Distribution Agreement with respect to a class), means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Amended and Restated Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Funds," the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Amended and Restated Declaration of Trust, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Funds send annual and semi-annual financial statements to all of their shareholders.

                              FINANCIAL STATEMENTS


The Funds' Financial Statements for the fiscal year ended September 30, 2008, including the Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to the Funds' 2008 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com. PricewaterhouseCoopers LLP provides audit services, tax preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                   STANDARD & POOR'S RATINGS SERVICES ("S&P")

     AAA: Bonds rated AAA have the highest rating assigned by S&P a division of McGraw Hill Corporation, Inc. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

     BBB: Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B,    Bonds rated BB, B, CCC, CC, and C are regarded, on balance,
     CCC,      as predominantly speculative with respect to capacity to pay
     CC, C:    interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+)  The ratings from AA to CCC may be modified by the addition
     or        of a plus or minus sign to show relative standing within the
     Minus (-) major rating categories.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.